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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           SILICON ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                                    77-0389433
     (State of Incorporation)               (I.R.S. Employer Identification No.)


             210 HACIENDA AVENUE
            CAMPBELL, CALIFORNIA                           95008
  (Address of Principal Executive Offices)               (Zip Code)

        If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-87019 (if applicable).

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

          Title of Each Class                   Name Of Each Exchange On Which
          To Be So Registered                   Each Class Is To Be Registered
          -------------------                   ------------------------------
            Not Applicable                              Not Applicable



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)



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Item 1.  Description of Registrant's Securities to be Registered

        The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-87019), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.  Exhibits

        The following exhibits are filed as part of this Registration Statement:

        1. Restated Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement, as subsequently amended by Certificate of Amendment of Restated Certificate of Incorporation of Registrant.

        2.     Form of Bylaws of the Registrant, incorporated by reference to
               Exhibit 3.2 of the Registrant's Form S-1 Registration Statement, as subsequently amended.

        3. Third Amended and Restated Rights Agreement dated December 31, 1998, incorporated by reference to Exhibit 4.1 of the Registrant's Form S-1 Registration Statement, as subsequently amended.



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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        SILICON ENTERTAINMENT, INC.

Date:  November 1, 1999


                                        By:      /s/ David S. Morse
                                            ------------------------------------
                                            David S. Morse
                                            Chairman of the Board,
                                            Chief Executive Officer
                                            and President



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                                  EXHIBIT INDEX

 Exhibit
 Number                                 Exhibit
 ------                                 -------
   1              Restated Certificate of Incorporation of Registrant,
                  incorporated by reference to Exhibit 3.1 of the Registrant's
                  Form S-1 Registration Statement, as subsequently amended by
                  Certificate of Amendment of Restated Certificate of
                  Incorporation of Registrant.

   2              Form of Bylaws of the Registrant, incorporated by reference to
                  Exhibit 3.2 of the Registrant's Form S-1 Registration
                  Statement, as subsequently amended.

   3              Third Amended and Restated Rights Agreement dated December 31,
                  1998, incorporated by reference to Exhibit 4.1 of the Registrant's Form S-1 Registration Statement, as subsequently amended.



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